UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

UNIVERSAL DISPLAY CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-12031	23-2372688

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Phillips Boulevard
Ewing, New Jersey	08618

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (609) 671-0980

(Former name or former address, if changed since last report)

ITEM 12.      Results of Operations and Financial Condition.

On November 11, 2003, Universal Display Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of that press release is being furnished as Exhibit 99.1 to this report.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION

Date: November 11, 2003	By:	/s/ Sidney D. Rosenblatt

Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

3